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                     NEWS RELEASE NEWS RELEASE NEWS RELEASE

For information, contact: Tom Gelston, Director Investor Relations at (203) 222-5943

                           TEREX TO PRESENT AT MINEXPO

     WESTPORT, CT, September 28, 2004 - TEREX Corporation (NYSE: TEX) today announced that it will be hosting a conference at MINExpo International 2004 on Tuesday, September 28, 2004 for analysts and investors to review mining industry trends and recent developments. A presentation will be given at the Las Vegas Hilton located at 3000 Paradise Road at 9:00 AM PDT in Ballroom "D." Speakers will include Ron DeFeo, Chairman, President and CEO, Rick Nichols, President, TEREX Materials Processing and Mining, Peter Rall, Vice President, Business Development TEREX Mining Americas, and Tom Gelston, Director Investor Relations. A question and answer session will follow the presentation.

     The slide presentation from the conference can be accessed beginning Tuesday, September 28, 2004 on the TEREX Corporation website, www.terex.com under the Investors section.

     The presentation may contain forward-looking information based on TEREX's current expectations. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond TEREX's control, include among others:
TEREX's business is highly cyclical and weak general economic conditions may affect the sales of its products and its financial results; the sensitivity of construction, infrastructure and mining activity and products produced for the military to interest rates and government spending; the ability to successfully integrate acquired businesses; the retention of key management personnel; TEREX's businesses are very competitive and may be affected by pricing, product initiatives and other actions taken by competitors; the effects of changes in laws and regulations; TEREX's business is international in nature and is subject to changes in exchange rates between currencies, as well as international politics; the ability of suppliers to timely supply TEREX parts and components at competitive prices; the financial condition of suppliers and customers, and their continued access to capital; TEREX'S ability to timely manufacture and deliver products to customers; TEREX's significant amount of debt and its need to comply with restrictive covenants contained in TEREX's debt agreements; compliance with applicable environmental laws and regulations; and other factors, risks, uncertainties more specifically set forth in TEREX's public filings with the SEC. Actual events or the actual future results of TEREX may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements herein speak only as of the date of this release. TEREX expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this release to reflect any changes in TEREX's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

     TEREX Corporation is a diversified global manufacturer with 2003 revenues of $3.9 billion. The Company operates in five business segments: TEREX Construction, TEREX Cranes, TEREX Aerial Work Platforms, TEREX Mining, and TEREX Roadbuilding, Utility Products and Other. TEREX manufactures a broad range of equipment for use in various industries, including the construction, infrastructure, quarrying, recycling, surface mining, shipping, transportation, refining, utility and maintenance industries. TEREX offers a complete line of financial products and services to assist in the acquisition of TEREX equipment through TEREX Financial Services. More information on TEREX can be found at www.terex.com.

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                                TEREX Corporation
           500 Post Road East, Suite 320, Westport, Connecticut 06880
          Telephone: (203) 222-7170, Fax: (203) 222-7976, www.terex.com